As filed with the Securities and Exchange Commission on February 29, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

ITEM 1. REPORT TO STOCKHOLDERS.

Adams Harkness Small Cap Growth Fund

Annual Report
December 31, 2011

ADAMS HARKNESS SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Dear Shareholder,

2011 turned out to be a disappointing one for the Adams Harkness Small Cap Growth Fund (the “Fund). While we started off the year outperforming the Fund’s benchmark, the Russell 2000 Growth Index, we underperformed as the market corrected in the fall as investor fears of a global financial crisis resurfaced due to the European Union issues.  We also trailed as the market rebounded in October, driven in part by our focus on higher quality names—the greatest rebounds were seen in the lower quality companies—and also by some issues in our healthcare and consumer holdings.  This underperformance was severe enough to put us behind the benchmark for the year. The greatest detractors from performance for the year were technology, energy and consumer sectors; the greatest contributors were healthcare and industrial sectors.  The Fund’s strategy is to focus on higher growth companies that grow faster but carry higher price/earnings ratios than the average company in the Index; thus, during market corrections the stocks in the Fund can suffer greater declines than the Index. We believe that the Fund’s investment strategy of purchasing higher growth companies was the major contributor to the underperformance relative to the Index in the fourth quarter and for the year.

2011 was an unusual year, in our experience.  We saw tremendous price/earnings multiple compression during the year, mostly in the last quarter of the year, as investor concerns over Europe and the banking system outweighed strong profit growth and an improving outlook for the U.S. economy.  The last time we saw this kind of multiple compression, in our career, was in the early 1990s, and in the late 1970s. While the situation is frustrating, we do not view it as sustainable over the longer term. We see several potential outcomes:  First, the worst case is realized as a result of major policy mistakes and the world plunges into deep recession.  This outcome has a very low probability, in our opinion, particularly given the recent coordinated moves by the various central banks to support the European banking system, and the ECB’s recent actions.  The second outcome is that the U.S. decouples from the rest of the world, particularly Europe, and our markets grind higher as our economy grows modestly but steadily and corporate earnings increase.  We view this as the most likely outcome.  To our mind, it still implies a lot of volatility in the general market, and more importantly for us, a lot of variability in individual stock performance.  That provides a lot of opportunity for us, we believe.  As we do every year, we have reviewed our processes and strengthened those areas that we believe needed improvement.  While we have made no major changes, we have sharpened our focus and our diligence on the individual companies.  We believe strongly that 2012 will be a better year, on a relative and absolute basis, than 2011 for the Fund.

Sincerely,

Mary Lisanti, CFA
President & Portfolio Manager

1

ADAMS HARKNESS SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

IMPORTANT RISKS AND DISCLOSURES

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of December 31, 2011, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

2

ADAMS HARKNESS SMALL CAP GROWTH FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Adams Harkness Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed while the Russell 2000 Growth is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 441-7031 or visit the Fund's website at www.ahsmallcap.com. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 3.63%. However, the Fund’s adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses so to cap the expense ratio at 1.80% through April 30, 2012.Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

ADAMS HARKNESS SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 99.3%
Biotechnology - 4.6%
4,805	Achillion Pharmaceuticals, Inc. (a)	$36,614
3,240	Alkermes PLC (a)	56,246
9,040	Ariad Pharmaceuticals, Inc. (a)	110,740
4,470	Cubist Pharmaceuticals, Inc. (a)	177,101
2,870	Questcor Pharmaceuticals, Inc. (a)	119,335
		500,036
Business Services - 20.5%
1,795	American Public Education, Inc. (a)	77,688
5,700	DealerTrack Holdings, Inc. (a)	155,382
9,485	Dycom Industries, Inc. (a)	198,426
4,970	Huron Consulting Group, Inc. (a)	192,538
15,050	InnerWorkings, Inc. (a)	140,115
4,355	Kenexa Corp. (a)	116,278
2,875	Liquidity Services, Inc. (a)	106,088
8,935	Mistras Group, Inc. (a)	227,753
2,620	NetSuite, Inc. (a)	106,241
6,380	Sourcefire, Inc. (a)	206,584
11,749	Tangoe, Inc. (a)	180,935
1,980	The Advisory Board Co. (a)	146,936
2,200	Ultimate Software Group, Inc. (a)	143,264
7,075	United Rentals, Inc. (a)	209,066
		2,207,294
Chemicals - 1.4%
6,380	Hexcel Corp. (a)	154,460

Communications Equipment - 0.3%
1,900	Angie's List, Inc. (a)	30,590

Consumer Discretionary - 5.2%
1,575	Allegiant Travel Co. (a)	84,010
2,035	Buffalo Wild Wings, Inc. (a)	137,383
3,465	Domino's Pizza, Inc. (a)	117,637
9,100	Leapfrog Enterprises, Inc. (a)	50,869
3,960	Skullcandy, Inc. (a)	49,579
7,960	Spirit Airlines, Inc. (a)	124,176
		563,654
Consumer Services - 1.3%
2,035	Grand Canyon Education, Inc. (a)	32,479
1,180	Life Time Fitness, Inc. (a)	55,165
1,235	OpenTable, Inc. (a)	48,325
		135,969
Energy - 9.8%
6,410	Approach Resources, Inc. (a)	188,518
5,235	C&J Energy Services, Inc. (a)	109,569
2,595	Carrizo Oil & Gas, Inc. (a)	68,378
3,980	Hornbeck Offshore Services, Inc. (a)	123,460
11,940	Key Energy Services, Inc. (a)	184,712
23,787	Kodiak Oil & Gas Corp. (a)	225,976
1,480	Petroleum Development Corp. (a)	51,963
4,200	Rex Energy Corp. (a)	61,992
2,155	Sanchez Energy Corp. (a)	37,195
		1,051,763
Financial Services - 5.6%
2,730	Bank of the Ozarks, Inc.	80,890
6,910	Bankrate, Inc. (a)	148,565
5,165	Cardtronics, Inc. (a)	139,765
905	Green Dot Corp., Class A (a)	28,254
5,155	PrivateBancorp, Inc.	56,602
2,390	Signature Bank (a)	143,376
		597,452
Health-Care - 10.8%
5,625	ABIOMED, Inc. (a)	103,894
21,725	Akorn, Inc. (a)	241,582
2,560	Align Technology, Inc. (a)	60,736
3,360	Cyberonics, Inc. (a)	112,560
9,657	Endologix, Inc. (a)	110,862
2,185	Genomic Health, Inc. (a)	55,477
420	HeartWare International, Inc. (a)	28,980
3,035	Quidel Corp. (a)	45,919
4,515	Salix Pharmaceuticals, Ltd. (a)	216,043
3,011	Zoll Medical Corp. (a)	190,235
		1,166,288
Health-Care Services - 2.9%
3,825	Centene Corp. (a)	151,432
1,050	HealthStream, Inc. (a)	19,372
2,670	HMS Holdings Corp. (a)	85,387
1,225	IPC The Hospitalist Co., Inc. (a)	56,007
		312,198
Industrials - 6.3%
3,060	Amerigon, Inc. (a)	43,636
3,400	Chart Industries, Inc. (a)	183,838
2,406	Haynes International, Inc.	131,368
8,930	Spirit Aerosystems Holdings, Inc. (a)	185,565
4,050	Westport Innovations, Inc. (a)	134,622
		679,029
Retail - 13.8%
2,300	Body Central Corp. (a)	57,408
1,600	Carter's, Inc. (a)	63,696
2,420	Francesca's Holdings Corp. (a)	41,866
1,380	Genesco, Inc. (a)	85,201
3,910	GNC Holdings, Inc. (a)	113,195
2,355	Hibbett Sports, Inc. (a)	106,399
4,710	Lithia Motors, Inc., Class A	102,961
2,180	Mattress Firm Holding Corp. (a)	50,554

See Notes to Financial Statements.	4

ADAMS HARKNESS SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
4,235	Michael Kors Holdings, Ltd. (a)	$115,404
12,525	Pier 1 Imports, Inc. (a)	174,473
9,213	Select Comfort Corp. (a)	199,830
2,150	Teavana Holdings, Inc. (a)	40,377
1,485	The Childrens Place Retail Stores, Inc. (a)	78,883
4,140	True Religion Apparel, Inc. (a)	143,161
3,905	Zumiez, Inc. (a)	108,403
		1,481,811
Software - 4.1%
16,060	Aspen Technology, Inc. (a)	278,721
2,490	LogMeIn, Inc. (a)	95,990
1,625	Taleo Corp., Class A (a)	62,871
		437,582
Technology - 12.7%
3,270	Allot Communications, Ltd. (a)	49,704
1,855	CommVault Systems, Inc. (a)	79,246
2,140	Fusion-io, Inc. (a)	51,788
4,020	Imperva, Inc. (a)	139,936
4,393	Inphi Corp. (a)	52,540
8,415	Integrated Device Technology, Inc. (a)	45,946
5,375	InvenSense, Inc. (a)	53,535
1,695	Jive Software, Inc. (a)	27,120
3,630	KIT Digital, Inc. (a)	30,674
4,040	Maxwell Technologies, Inc. (a)	65,610
3,425	Mellanox Technologies, Ltd. (a)	111,278
5,450	Monotype Imaging Holdings, Inc. (a)	84,966
8,163	NIC, Inc.	108,650
2,220	Opnet Technologies, Inc.	81,407
2,010	Silicon Laboratories, Inc. (a)	87,274
9,865	Silicon Motion Technology Corp., ADR (a)	202,035
3,840	Ubiquiti Networks, Inc. (a)	70,003
1,045	Volterra Semiconductor Corp. (a)	26,762
		1,368,474
Total Common Stock (Cost $9,896,381)	10,686,600
Total Investments - 99.3% (Cost $9,896,381)*	$10,686,600
Other Assets & Liabilities, Net – 0.7%	78,164
Net Assets – 100.0%	$10,764,764

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $10,166,094 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$954,949
Gross Unrealized Depreciation	(434,443)
Net Unrealized Appreciation	$520,506

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$10,686,600
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$10,686,600

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Biotechnology	4.7%
Business Services	20.7%
Chemicals	1.4%
Communications Equipment	0.3%
Consumer Discretionary	5.3%
Consumer Services	1.3%
Energy	9.8%
Financial Services	5.6%
Health-Care	10.9%
Health-Care Services	2.9%
Industrials	6.3%
Retail	13.9%
Software	4.1%
Technology	12.8%
100.0%
AFA

See Notes to Financial Statements.	5

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011

ASSETS
Total investments, at value (Cost $9,896,381)	$10,686,600
Cash	97,065
Receivables:
Dividends and interest	1,263
Prepaid expenses	16,969
Total Assets	10,801,897

LIABILITIES
Accrued Liabilities:
Adviser	Investment adviser fees	3,941
Fund services fees	3,239
Compliance services fees	2,083
Other expenses	27,870
Total Liabilities	37,133

NET ASSETS	$10,764,764

COMPONENTS OF NET ASSETS
Paid-in capital	$12,880,773
Accumulated net investment loss	(3,400)
Accumulated net realized loss	(2,902,828)
Net unrealized appreciation	790,219
NET ASSETS	$10,764,764
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	910,156
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.83
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	6

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME
Dividend income	$25,785
Interest income	497
Total Investment Income	26,282
Adviser
EXPENSES
Investment adviser fees	125,343
Fund services fees	151,187
Shareholder service fees	31,336
Custodian fees	5,000
Registration fees	15,073
Professional fees	44,826
Trustees' fees and expenses	408
Compliance services fees	25,000
Miscellaneous expenses	28,434
Total Expenses	426,607
Fees waived	(200,990)
Net Expenses	225,617

NET INVESTMENT LOSS	(199,335)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	785,802
Net change in unrealized appreciation (depreciation) on investments	(1,339,176)
NET REALIZED AND UNREALIZED LOSS	(553,374)
DECREASE IN NET ASSETS FROM OPERATIONS	$(752,709)

See Notes to Financial Statements.	7

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2012	40908 #	#	40543
	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
OPERATIONS
Net investment loss	$(199,335)		$(267,365)
Net realized gain	785,802		3,437,945
Net change in unrealized appreciation (depreciation)	(1,339,176)		92,228
Increase (Decrease) in Net Assets Resulting from Operations	(752,709)		3,262,808

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,700,638		3,348,366
Redemption of shares	(4,191,697)		(6,007,810)
Redemption fees	1,233		387
Decrease in Net Assets from Capital Share Transactions	(1,489,826)		(2,659,057)
Increase (Decrease) in Net Assets	(2,242,535)		603,751

NET ASSETS
Beginning of Year	13,007,299		12,403,548
End of Year (Including line (a))	$10,764,764		$13,007,299

SHARE TRANSACTIONS
Sale of shares	205,043		305,740
Redemption of shares	(327,768)		(600,337)
Decrease in Shares	(122,725)		(294,597)

(a) Distributions in excess of net investment income.	$(3,400)		$-

See Notes to Financial Statements.	8

ADAMS HARKNESS SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2011	2010	2009	2008	2007

NET ASSET VALUE, Beginning of Year	$12.59	$9.34	$7.69	$14.38	$12.36
INVESTMENT OPERATIONS
Net investment loss (a)	(0.20)	(0.23)	(0.23)	(0.19)	(0.23)
Net realized and unrealized gain (loss)	(0.56)	3.48	1.88	(6.23)	2.77
Total from Investment Operations	(0.76)	3.25	1.65	(6.42)	2.54
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—	—	—	(0.27)	(0.52)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$11.83	$12.59	$9.34	$7.69	$14.38
TOTAL RETURN	(6.04)%	34.80%	21.46%	(44.63)%	20.54%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$10,765	$13,007	$12,404	$13,978	$28,505
Ratios to Average Net Assets:
Net investment loss	(1.59)%	(2.25)%	(2.97)%	(1.68)%	(1.70)%
Net expense	1.80%	2.34%	3.08%	1.90%	1.82%
Gross expense (c)	3.40%	3.63%	4.01%	2.78%	2.36%
PORTFOLIO TURNOVER RATE	324%	319%	381%	521%	380%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers or reimbursements.

See Notes to Financial Statements.	9

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 1. Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

10

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

The aggregate value by input level, as of December 31, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3. Fees and Expenses

Investment Adviser – AH Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

12

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 4. Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. The Fund’s Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses so to cap the expense ratio at 1.80%. These voluntary waivers may be reduced or eliminated at any time. For the fiscal year ended December 31, 2011, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$92,205	$108,785	$200,990

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the fiscal year ended December 31, 2011, were $40,200,322 and $41,218,711,  respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation	$520,506
Capital and Other Losses	(2,636,515)
Total	$(2,116,009)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

As of December 31, 2011, the Fund had capital loss carryforwards to offset future capital gains of $2,636,515, expiring in 2017.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2011. The following reclassification was the result of net operating losses and passive foreign investment companies and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$195,935
Accumulated Net Realized (Loss)	(102,216)
Paid-in-Capital	(93,719)

13

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Adams Harkness Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Adams Harkness Small Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended December 31, 2007 were audited by other auditors whose report dated February 26, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adams Harkness Small Cap Growth Fund as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                           BBD, LLP

Philadelphia, Pennsylvania
February 22, 2012

15

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Investment Advisory Agreement Approval

At the September 16, 2011 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”).  In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition.  Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. Based on the foregoing, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement were appropriate in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. The Board also considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on the foregoing and other applicable considerations, the Board concluded that the Adviser’s profit attributable to management of the Fund was not a material factor in approving the Advisory Agreement.

16

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Performance

The Board reviewed the performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board considered the Fund’s performance over the one-year, three-year, five-year and since inception (annualized) periods ended August 31, 2011. The Board noted that the Fund outperformed its primary benchmark, the Russell 2000 Growth Index, for the one-year period ended August 31, 2011, but underperformed its benchmark for the three-year, five-year and since inception periods ended August 31, 2011. The Board concluded that the Fund’s performance was reasonable relative to its peers and benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was below the median advisory fee rate of its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was above the median of its Lipper Inc. peer group. The Board recognized that the Fund was not part of a large fund complex and, as such, does not realize some of the economies of certain funds contained within Lipper Inc. peer group. Based on the foregoing and on all of the information presented, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on, among other things, the size of the Fund, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

17

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

18

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
Actual	$1,000.00	$841.99	$8.36	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,016.13	$9.15	1.80%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

19

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	22	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.	22	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	22	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, Kansas City Mo. since 2008, Senior Vice President & General Counsel, American Century Companies 1998-2008	22	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	22	Director, Wintergreen Fund, Inc.
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

20

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A

21

Adams Harkness Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
608 Fifth Avenue
Suite 301
New York, NY 10020

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

228 - ANR - 1211

Annual Report

December 31, 2011

THE BEEHIVE FUND

Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Public Accounting Firm	13
Additional Information (Unaudited)	14

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of December 31, 2011, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depository Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

“Truth is confirmed by inspection and patience; falsehood by haste and uncertainty.”
- Tacitus

Dear Shareholder,

Forgive us for not breaking into a rendition of Auld Lang Syne, but we are not feeling the least bit nostalgic for 2011.  From a political, economic, human/natural disaster and investment viewpoint – this was an acquaintance best forgotten.  But, we should not forget our past or ignore that many good things surely happened in the last twelve months – including a very constructive fourth quarter in the equity markets.

For the market, and The BeeHive Fund, it was a difficult year.  To be more precise, it was primarily a difficult third quarter.  Beginning with the Japanese earthquake and nuclear disaster, continuing with the slow-motion train wreck in Euroland, and then the debt ceiling debate and resultant downgrade of U.S. debt, early year market optimism faded to near panic.

In our third quarter letter, we wrote that the roughly 20% summer market correction was overdone given that market valuations had already assigned more weight to negative scenarios than positive ones.  As it turns out, September 30 marked an absolute low in equity prices for the year, and a high point in panic and fear.  Inspection and patience, in our opinion, warranted a more positive outlook.  Our expectation that fundamentals would overtake fear was realized by a sharp recovery in equity share prices during the fourth quarter – a recovery that, in our opinion, has further to go.

Over the course of the whole year, markets were volatile and reactionary, which resulted in large dispersion among individual stock returns.  For example, while the S&P 500® Index was virtually flat for the year, nearly a third of S&P constituents were down 10% or more.  In the Fund several companies with growing sales and growing earnings – but a narrow shareholder base, or a perceived but unrealized threat to their business – experienced gut-wrenching drops in value, particularly in the third quarter. (Please see the appendix for our discussion of Digital Generation and our life science tools holdings). These poorly performing holdings (in terms of share price) will, in our opinion, be the source of future outsized returns.

Fund Portfolio

Despite the fourth quarter rally, the Fund lagged the broader averages for the quarter and calendar year.  Overall, the latter half of the year was a reminder that, over short periods of time, macroeconomic fears and headline risk can trump fundamental investing.  This is not meant as exculpation, but rather an explanation.  The recent underperformance is a mathematical fact, yet we believe our portfolio has a value that far exceeds the current market price.

While the Fund’s core holdings remain the same, we made a few adjustments reflecting our continuing analytical work:

As mentioned in the third quarter letter, we bought Marathon Oil (“MRO”) early in the fourth quarter.  Following the divestiture of MRO’s downstream business, we believe the remaining exploration and production assets are misunderstood and undervalued.  Our entry point proved to be favorable, and our coincident sale of Apache Oil was timely, although it is too soon to declare victory.  We continue to believe MRO is a significantly undervalued enterprise.

During the quarter we sold our position in FMC Corp (“FMC”).  Much of the undervaluation we identified at our initial purchase in November 2009 has been realized, resulting in a gain in excess of 50%.  While we continue to believe FMC is a solid enterprise with excellent management, the increase in share price tilted our risk/reward analysis against holding the shares.

One other significant portfolio change was a swap of our FedEx shares to a similarly-sized position in UPS.  We continue to like the dynamics of this duopolistic industry.  UPS’s higher dividend, lower capital needs, and lower focus on express delivery increased its attractiveness as our thesis shifted to a slower growth economy.  Please see the appendix for further discussion of FedEx/UPS.

Our patience in holding CVS/Caremark was rewarded this quarter (and year).  Data presented at the company’s December analyst day provided statistical evidence in support of our original thesis: that the combination of a retail pharmacy and pharmacy benefit manager (“PBM”) would permit the creation of unique services that improve patient outcomes.  As importantly, new business wins suggest that customers are starting to take notice.  Despite recent gains, shares are trading at a modest 13x our estimate for 2012 earnings at a time when the outlook is bright owing to business momentum, the coming wave of generic drug launches (more profitable for CVS/Caremark), and potential market share gains from the ongoing Express Scripts/Walgreens dispute.

1

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Concluding Thoughts

Following the third quarter decline, our expectations for a market recovery were rooted in a belief that economic activity was moderating, but that compelling share valuations and robust corporate health would generate reasonable future returns.  So far, recessionary risk appears to have abated and economic indicators, at least in the U.S., are improving. Yet, investor pessimism remains.

The reasons are widely known: A decade of tepid returns has disaffected stock buyers, volatility scares even long-term investors, and there is a lack of trust in our institutions, leaders, and economic future.  The combination of improving fundamentals, low valuations, and persistent investor pessimism are the classic ingredients for very favorable longer term stock returns.  We own incredible values, and we are identifying additional ones regularly.  We do not need to look at broken businesses, but rather are finding well-managed, well-capitalized, and growing companies that are trading well below their intrinsic worth.  The catalysts to unlock this value may be hard to time accurately – but patience will confirm the value that we believe is undeniable, and therefore will inevitably be realized.

Sincerely,

Spears Abacus

2

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Appendix

UPS
During the fourth quarter we swapped our holding of FedEx (“FDX”) into shares of UPS. The investment case for owning either company is predicated on a steady recovery in the global economy, a more favorable domestic pricing environment, increased penetration of international markets and a rebound in operating margins.  Both companies are also direct beneficiaries of the delivery requirements associated with the rapid growth in online purchases.  The pricing thesis is clearly playing out and the domestic ground business for each remains strong.  FDX’s express business, however, which is more levered to the rate of economic growth, is experiencing margin headwinds as recent shipment volumes have fallen short of expectations.  With the trajectory of global growth somewhat more uncertain, we believe UPS’s greater exposure to domestic ground, together with its less onerous capital spending requirements and stronger free cash flow generation provide greater downside comfort, yet retain attractive upside potential should economic activity surprise positively.

Life Science Tools
A major source of underperformance, and disappointment, for the full year came from our holdings of life science and applied research tools providers, Thermo Fisher and Life Technologies.  The uncertainty around government budgets, primarily in the U.S. but also in Europe, impacted current year results as researchers squirreled away previously received funds in anticipation of lean years ahead.  Concern also grew about the potential impact of sequestration, which, if enacted, will reduce government agency budgets by about 8% in 2013.  We were admittedly caught off guard by the severity of the pullback in spending in anticipation of a major change in funding, but we are not blind to the challenges that face the industry over the coming years.  However, we also believe that current valuations, which in our estimation factor in industry stagnation in perpetuity, are overly bearish.  Around the world support for scientific research remains strong, underpinning secular growth, and companies in the industry face rational competition, have healthy profit margins and generate significant amounts of free cash flow.  Growth in non-U.S. and applied markets, combined with diligent cost controls and use of capital, should allow both companies to generate 8%-12% annual earnings growth over the next few years.  We also believe that increased certainty over 2013 U.S. budgets will bring about improved investor sentiment resulting in multiple expansion.

Digital Generation
In the body of our letter we made note of the fact that the general market decline of the third quarter was magnified in smaller capitalization stocks with narrow shareholder bases.  We observed this first hand through our holding of Digital Generation (“DG”) née DG Fast Channel, which declined 60% during 2011.  Of course, the market is not entirely to blame.  During the second half of the year, competition intensified in DG’s core television spot delivery business, pushing down pricing for the delivery of high definition spots more rapidly than had generally been expected.  This was compounded by a moderation in spot volume, which is in part attributable to the continued disruption of Japanese auto production.  DG also completed the acquisition of MediaMind, making it the second largest platform for the delivery and analysis of online rich media content, but also adding debt to what was a debt-free balance sheet.  While 2011 gave rise to some concerning data points, we expect that fourth-quarter results will confirm that for the full year DG saw solid organic revenue growth and double-digit EBITDA growth.  This, however, is the past, and the market is now focused on the future.

DG shares are currently trading at just 5x our estimate of 2012 profits, indicating that the market has serious doubts about both the outlook for DG’s core business, and its ability to execute on the longer term opportunity to offer a converged platform for the delivery of television and online advertising.  As a result, our base case significantly discounts future opportunities and embeds more conservative assumptions.  This thesis holds that in the television business material declines in high-definition pricing will continue in 2012, but the lower price will help to stimulate additional conversion of standard-definition advertisements to high-definition, driving mid-single-digit growth in television advertising revenue and profits.  Political advertising should provide an offset in the event that overall spot volume is negatively impacted by economic activity.  All indications are that the online side of the business will continue to generate healthy high-teens revenue growth.  This revenue growth should be augmented by the realization of acquisition synergies and we expect EBITDA growth of about 20% in 2012.  If this conservative base case comes to pass, we believe that our patience will be well rewarded.

3

THE BEEHIVE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund (the "Fund") compared with the performance of the benchmark S&P 500 Index (the “S&P 500”) since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.22%. However, the Fund’s advisor has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 0.99%, until at least May 1, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value

Common Stock - 93.7%
Communications - 2.3%
158,680	Digital Generation, Inc. (a)	$1,891,466

Consumer Discretionary - 6.6%
139,200	Comcast Corp., Class A	3,300,432
115,310	Imax Corp. (a)	2,113,632
		5,414,064
Consumer Staples - 3.6%
73,360	CVS Caremark Corp.	2,991,621

Energy - 16.6%
47,395	Devon Energy Corp.	2,938,490
50,955	Kinder Morgan Management, LLC (a)	4,000,986
104,700	Marathon Oil Corp.	3,064,569
111,790	The Williams Cos., Inc.	3,691,306
		13,695,351
Financials - 16.0%
57,410	ACE, Ltd.	4,025,589
65,305	AON Corp.	3,056,274
95,520	CIT Group, Inc. (a)	3,330,783
68,020	State Street Corp.	2,741,886
		13,154,532
Health Care Equipment and Services - 9.3%
56,075	Baxter International, Inc.	2,774,591
133,140	Hologic, Inc. (a)	2,331,281
75,125	St. Jude Medical, Inc.	2,576,788
		7,682,660
Industrials - 7.1%
40,200	Cooper Industries PLC	2,176,830
50,640	United Parcel Service, Inc., Class B	3,706,341
		5,883,171
Pharmaceuticals, Biotechnology and Life Sciences - 8.3%
89,170	Life Technologies Corp. (a)	3,469,605
74,160	Thermo Fisher Scientific, Inc. (a)	3,334,975
		6,804,580
Software and Services - 23.9%
145,580	Broadridge Financial Solutions, Inc.	3,282,829
61,355	Check Point Software Technologies, Ltd. (a)	3,223,592
6,041	Google, Inc., Class A (a)	3,901,882
120,945	Microsoft Corp.	3,139,732
107,830	Oracle Corp.	2,765,840
183,521	The Western Union Co.	3,351,093
		19,664,968
Total Common Stock (Cost $69,118,271)	77,182,413

Money Market Funds - 6.3%
5,187,639	Fidelity Institutional Cash Money Market Fund, 0.19% (b) (Cost $5,187,639)	5,187,639

Total Investments - 100.0% (Cost $74,305,910)*	$82,370,052
Other Assets and Liabilities, Net – 0.0%	27,975
Net Assets – 100.0%	$82,398,027

LLC	Limited Liability Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of December 31, 2011.

* Cost of investments for federal income tax purposes is $74,472,997 and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$11,344,304
Gross Unrealized Depreciation	(3,447,249)
Net Unrealized Appreciation	$7,897,055

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Common Stock
Communications	$1,891,466	$-	$-	$1,891,466
Consumer Discretionary	5,414,064	-	-	5,414,064
Consumer Staples	2,991,621	-	-	2,991,621
Energy	13,695,351	-	-	13,695,351
Financials	13,154,532	-	-	13,154,532
Health Care Equipment and Services	7,682,660	-	-	7,682,660
Industrials	5,883,171	-	-	5,883,171
Pharmaceuticals, Biotechnology and Life Sciences	6,804,580	-	-	6,804,580
Software and Services	19,664,968	-	-	19,664,968
Money Market Funds	-	5,187,639	-	5,187,639
Total Assets	$77,182,413	$5,187,639	$-	$82,370,052

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Communications	2.3%
Consumer Discretionary	6.6%
Consumer Staples	3.6%
Energy	16.6%
Financials	16.0%
Health Care Equipment and Services	9.3%
Industrials	7.1%
Pharmaceuticals, Biotechnology and Life Sciences	8.3%
Software and Services	23.9%
Money Market Funds	6.3%
100.0%

See Notes to Financial Statements.	5

THE BEEHIVE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011

	ASSETS
	Total investments, at value (Cost $74,305,910)	$82,370,052
	Receivables:
	Dividends	110,123
	Prepaid expenses	3,879
	Total Assets	82,484,054

	LIABILITIES
	Payables:
	Distributions payable	1,412
	Accrued Liabilities:
Advisor	Investment advisor fees	45,382
	Trustees’ fees and expenses	40
	Fund services fees	12,781
	Compliance services fees	2,084
	Other expenses	24,328
	Total Liabilities	86,027

	NET ASSETS	$82,398,027

	COMPONENTS OF NET ASSETS
	Paid-in capital	$73,340,187
	Accumulated net realized gain	993,698
	Net unrealized appreciation	8,064,142
	NET ASSETS	$82,398,027
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,957,559
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.35

See Notes to Financial Statements.	6

THE BEEHIVE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME
Dividend income	$929,303
Total Investment Income	929,303
Advisor
EXPENSES
Investment advisor fees	604,162
Fund services fees	156,366
Custodian fees	8,278
Registration fees	5,351
Professional fees	43,995
Trustees’ fees and expenses	2,608
Compliance services fees	25,004
Miscellaneous expenses	20,034
Total Expenses	865,798
Fees waived and expenses reimbursed	(68,302)
Net Expenses	797,496

NET INVESTMENT INCOME	131,807

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,523,793
Net change in unrealized appreciation (depreciation) on investments	(7,156,269)
NET REALIZED AND UNREALIZED LOSS	(4,632,476)
DECREASE IN NET ASSETS FROM OPERATIONS	$(4,500,669)

See Notes to Financial Statements.	7

THE BEEHIVE FUND STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2012	#	40908 #	#	40543
		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
OPERATIONS
Net investment income		$131,807		$265,530
Net realized gain		2,523,793		1,759,590
Net change in unrealized appreciation (depreciation)		(7,156,269)		8,587,089
Increase (Decrease) in Net Assets Resulting from Operations		(4,500,669)		10,612,209

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(131,807)		(265,564)
Net realized gain		(1,558,290)		(1,398,504)
Total Distributions to Shareholders		(1,690,097)		(1,664,068)

CAPITAL SHARE TRANSACTIONS
Sale of shares		12,308,244		23,648,988
Reinvestment of distributions		1,671,462		1,664,068
Redemption of shares		(1,239,153)		(607,741)
Increase in Net Assets from Capital Share Transactions		12,740,553		24,705,315
Increase in Net Assets		6,549,787		33,653,456

NET ASSETS
Beginning of Year		75,848,240		42,194,784
End of Year		$82,398,027		$75,848,240

SHARE TRANSACTIONS
Sale of shares		1,093,297		2,389,040
Reinvestment of distributions		163,536		153,450
Redemption of shares		(108,087)		(60,985)
Increase in Shares		1,148,746		2,481,505

See Notes to Financial Statements.	8

THE BEEHIVE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Years Ended December 31,			September 2, 2008 (a) through December 31, 2008
	2011	2010	2009
NET ASSET VALUE, Beginning of Period	$11.14	$9.75	$7.44	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.02	0.05	0.05	0.02
Net realized and unrealized gain (loss)	(0.59)	1.59	2.30	(2.56)
Total from Investment Operations	(0.57)	1.64	2.35	(2.54)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)	(0.04)	(0.04)	(0.02)
Net realized gain	(0.20)	(0.21)	—	—
Total Distributions to Shareholders	(0.22)	(0.25)	(0.04)	(0.02)
NET ASSET VALUE, End of Period	$10.35	$11.14	$9.75	$7.44
TOTAL RETURN	(5.10)%	16.90%	31.59%	(25.45	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$82,398	$75,848	$42,195	$23,668
Ratios to Average Net Assets:
Net investment income	0.16%	0.46%	0.55%	0.79	%(d)
Net expense	0.99%	0.99%	1.00%	1.00	%(d)
Gross expense (e)	1.07%	1.47%	1.88%	3.79	%(d)
PORTFOLIO TURNOVER RATE	34%	43%	33%	7	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net

10

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.  The Fund has waived payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the waiver and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Advisor has contractually agreed to waive and reimburse a portion of its fees through May 1, 2012, to limit annual operating expenses to 0.99%. For the year ended December 31, 2011, fees waived were $68,302.

11

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the resulting expenses do not exceed 0.99%.  As of December 31, 2011, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2009	$ 178,966	December 31, 2012	$ -
December 31, 2010	127,277	December 31, 2013	-
December 31, 2011	68,302	December 31, 2014	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2011, were $33,755,843 and $27,033,162,  respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

2011	2010
Ordinary Income	$131,807	$265,545
Long-Term Capital Gain	1,558,290	1,398,523
Total	$1,690,097	$1,664,068

As of December 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	$1,160,785
Unrealized Appreciation	7,897,055
Total	$9,057,840

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of The BeeHive Fund

We have audited the accompanying statement of assets and liabilities of The BeeHive Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended, and the period September 2, 2008 (commencement of operations) through December 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BeeHive Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the three year period then ended, and the period  September 2, 2008 through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 22, 2012

13

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Investment Advisory Agreement Approval

At the September 16, 2011 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”).  In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Advisor and the administrator, including information regarding the Advisor, its personnel, operations and financial condition.  Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor, including information on the investment performance of the Advisor; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor from its relationship with the Fund.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.

Nature, Extent and Quality of Services

Based on a presentation from a senior representative of the Advisor and a discussion of the Advisor’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Advisor under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Advisor with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Advisor’s senior management and staff. The Board considered the adequacy of the Advisor’s resources and quality of services provided by the Advisor under the Advisory Agreement between the Trust and the Advisor.

Costs of Services and Profitability

The Board considered information provided by the Advisor regarding its costs of services and its profitability with respect to the Fund. The Board also considered the Advisor’s resources devoted to the Fund as well as the Advisor’s discussion of costs and profitability. Based on the foregoing and other applicable considerations, the Board concluded that the Advisor’s profit attributable to management of the Fund was not a material factor in approving the Advisory Agreement.

Performance

The Board reviewed the performance of the Fund and the Advisor’s discussion of its investment philosophy. The Board considered the Fund’s performance over the one-year and since inception (annualized) periods ended August 31, 2011. The Board noted that the Fund underperformed its primary benchmark, the S&P 500 Index, for the one-year period, but outperformed its benchmark for the since inception period. Based on the foregoing, the Board determined that the Advisor’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board considered the Advisor’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Advisor’s actual advisory fee rate of the Fund was slightly above the median of the Fund’s Lipper Inc. peer group, and that its total expense ratio was below the median of the Fund’s Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Advisor’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Advisor’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Advisor currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

14

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Other Benefits

The Board noted the Advisor’s representation that the Advisor does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

15

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
Actual	$1,000.00	$896.70	$4.73	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.21	$5.04	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 684-4915.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	22	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.	22	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	22	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, Kansas City Mo. since 2008, Senior Vice President & General Counsel, American Century Companies 1998-2008	22	0

16

THE BEEHIVE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	22	Director, Wintergreen Fund, Inc.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-ANR-1211

LOU HOLLAND
GROWTH FUND

ANNUAL REPORT
December 31, 2011

LOU HOLLAND
GROWTH FUND

Letter to Shareholders
December, 2011

Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund (the “Fund”).

Fund Results

The U.S. equity markets experienced a tremendous level of volatility in 2011 as investors reacted to a confluence of economic and geopolitical news and events that caused serious concern about the global economic recovery. Investor sentiment was regularly evident in the positive and negative swings in the returns of the domestic equity indexes throughout the year. However, the major U.S. stock indexes ended the year not far from where they began the year. The Fund performed well in this environment. The Fund’s conservative high quality strategy generated a return of +3.33%, topping the +2.64% return of its style benchmark, the Russell 1000 Growth Index. Further, the Fund’s return ended the year ahead of the +2.11% return of its secondary benchmark, the S&P 500 Index.

Fund Performance

Thorough bottom-up fundamental research and analysis was the key to the Fund’s favorable results in 2011. Stock selection was the driver, with good performance in holdings across a number of sectors. Weak spots were the unfavorable relative performance of several holdings in health care and financials.

Range Resources, one of the Fund’s largest positions, had a stellar year, making it the most significant contributor to overall Fund performance. Range continues to make steady progress in exploration and production activities in its Marcellus project and overall growth prospects for the company are very strong, even given the weak natural gas environment. With building momentum in the project and strong fundamentals, Range is being viewed by investors as a prime acquisition target. Other natural gas related holdings, including Southwestern Energy and QEP Resources, were hurt by the negative sentiment due to declining natural gas prices and Halliburton sold off on worries that margins had peaked in North American and that the falling gas rig count may be a further drag.

Hansen Natural (now Monster Beverage), a new position in 2011, was the best performing holding during the year and was a top contributor. The company makes the Monster drink and has executed their strategy nicely as compared to primary competitor Red Bull, with sales in the energy drink category growing in the mid-teens in the U.S. and early stage growth in international progressing quite well. Other consumer holdings making solid contributions include YUM! Brands, which is showing robust growth in emerging markets. Key markets such as India and Russia are on the cusp of significant profit growth. And while Yum! Brands’ domestic business trends remain poor, the U.S. is now only 25% of profits versus 42% for China. Despite facing higher commodity cost pressures, NIKE’s 16% estimated revenue growth, driven by both the U.S. and emerging markets, is the company’s highest rate of growth since 1997.

QUALCOMM, in technology, has shown solid earnings results and is benefiting from secular tailwinds in the mobile space. A move to multi-core processors in mobile and connected devices is also aiding the shares. American Tower, which owns and operates wireless communications and broadcast towers in the U.S., also performed well, profiting from the implementation of mobile broadband and a lack of available tower space, especially in urban areas. Operating results have also been reasonably good. Apple and IBM also added value during the year. However, while Citrix Systems has performed well operationally, very high investor expectations and valuation concerns worked against the shares throughout the year.

1

LOU HOLLAND
GROWTH FUND

Letter to Shareholders
December, 2011

Praxair and Roper Industries also showed good results during the year and were additive to Fund performance.

Several weak performing holdings acted as considerable drags on Fund performance. Hospira, a specialty pharmaceuticals and medication delivery company, had a rough year in 2011. Issues at one of their manufacturing facilities led the company to cut guidance substantially. In addition, this has resulted in increased operational costs on a go-forward basis as they rectify the issues. Greenhill & Co., new to the Fund in 2011, was hit hard as the merger & acquisition market rebound was modest, which was below expectations. In addition, sentiment was negative on the name as news of several managing director departures and concerns about higher compensation expense weighed on the shares.

Fund Changes

We rely on fundamental, bottom-up research to identify stocks that meet our long-term, fundamental, conservative investment criteria of double-digit earnings growth rates and reasonable valuations. Our focus is a three-to-five year investment horizon which generally results in low average turnover over long periods of time. Our research identified several such stocks which were added to the Fund during the year.

Additions include Greenhill & Co., Advance Auto Parts, Hansen Natural (now Monster Beverage), MICROS Systems, and NeuStar. Greenhill & Co. was purchased because of its focused business model, disciplined expense control, and the ability to benefit from trends in an improving mergers and acquisitions cycle. A position was also established in Advance Auto Parts, a defensive retailer that is benefiting from the current economic environment in which consumers defer car purchases and focus on maintaining their existing cars. Hansen Natural (now Monster Beverage) is in the fast growing energy drink market and is experiencing strong volume growth in the U.S. and a strong international rollout. MICROS is a leading provider of Point of Sale software to the hospitality industry with a steady track record of achieving above average top line growth, increasing margins and converting over a significant amount of net income into free cash flow. Finally as 2011 ended, a new position was initiated in NeuStar. NeuStar provides the North American communications industry with third-party clearinghouse services, operating the authoritative directories that manage telephone area codes and numbers, and enabling the routing of calls of competing communications service providers (CSPs) in the U.S. and Canada. We believe the company is positioned to continue expanding its product offerings and are poised to grow their earnings at a mid-teens rate over the next 3-5 years.

As we have indicated in the past, stocks are generally sold when they no longer meet our investment criteria or when replaced with a better idea. Kohl’s Corporation, Wal-Mart Stores, and Diageo ADR were replaced with better ideas and Genzyme was sold after Sanofi-Aventis offered to purchase the company for $74 per share plus a contingent value right.

Outlook

The U.S. stock market exhibited a tremendous amount of volatility during 2011 as investors reacted to a confluence of economic and geopolitical news and events. Investor sentiment was affected by anxiety about the impact that these events would have on the global economic recovery. And despite mixed but improving economic data and a trend of good corporate earnings, the year ended with many major concerns not yet resolved. Unemployment remains relatively high, housing is still weak, overall debt levels are still being deleveraged and, in some cases, may remain high for some time, and political wranglings and inaction related to fiscal and other policies that impact corporations and individuals

2

LOU HOLLAND
GROWTH FUND

Letter to Shareholders
December, 2011

alike do little to increase confidence among investors. Moreover, the problems in Europe and slowing in other emerging economies are causing investors to question whether and how these issues may hurt a domestic economy that is still muddling along.

We cannot nor do we attempt to predict the direction or the level of the stock market, economic growth, or interest rates, or the outcome of geopolitical or economic events or news. However, given the confluence of events and near-term headwinds that the economy still faces, we continue to believe the domestic recovery will remain slow. In addition, given the anxiety that these dynamics continue to cause, we would expect stock market action to remain reactive to financial, economic, and geopolitical news as it evolves.

We remain focused on our discipline of applying thorough, high quality, bottom-up research to identify companies that best meet our long-term fundamental investment criteria. We remain favorable toward companies with exposure to faster-growing products or markets, companies that are gaining market share, those with pricing power and/or with niche products or services, and companies whose bottom lines can still leverage increased demand as the economy recovers. We continue to focus on high quality companies, with good managements, solid balance sheets and free cash flow.

We also remain committed to maintaining a Fund positioned to participate in sustained rising market environments and to protect in extended market downtrends.

As we have indicated, we believe that as the economy further recovers and corporate earnings growth normalizes, investors will become more cautious of lower quality stocks whose valuations are not supported by high quality, sustainable earnings. Rather, we expect investors to shift their focus toward stocks of high quality companies with strong balance sheets and good managements, with the ability to generate high quality, sustainable earnings with achievable estimates, metrics consistent with our bottom-up fundamental investment criteria.

We believe that our extensive investment experience and our conservative growth strategy will produce superior results for long-term investors.

Sincerely,

Monica L. Walker                                                                           Carl R. Bhathena
CEO & Chief Investment Officer – Equity                                  Co-Portfolio Manager - Equity

3

LOU HOLLAND
GROWTH FUND

Performance Chart and Analysis (Unaudited)
December 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Lou Holland Growth Fund (the “Fund”) compared with the performance of the benchmark, the Russell 1000 Growth Index, over the past ten fiscal years. The Russell 1000 Growth Index is an unmanaged index which measures the performance of a subset of approximately 622 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the Russell 1000 Growth Index does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the Russell 1000 Growth Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 1000 Growth Index does not include expenses. The Fund is professionally managed while the Russell 1000 Growth Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.hollandcap.com. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares, Institutional Shares and A Shares are 1.79%, 1.91%, and 42.81%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.35% for Investor Shares through May 1, 2013, and 1.20% and 1.40% for Institutional Shares and A Shares, respectively through May 1, 2012. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to February 1, 2010, reflects performance and expenses of Lou Holland Growth Fund, a series of the Lou Holland Trust.

Average Annual Rate of Return for the Year Ended December 31, 2011
Lou Holland Growth Fund	1 Year	5 Years	10 Years
Investor Shares	3.33%	3.16%	3.12%
Institutional Shares*	3.47%	3.22%	3.15%
A Shares (with sales charge)*	-2.61%	1.93%	2.51%
Russell 1000 Growth Index	2.64%	2.50%	2.60%

*For the Institutional Shares and the A Shares, performance for the above periods are blended average annual returns which include the returns of the Investor Shares prior to  March 1, 2010 and February 1, 2010, the commencement of operations of the Institutional Shares and A Shares, respectively.

4

LOU HOLLAND
GROWTH FUND

Schedule of Investments
December 31, 2011

Shares	Security Description	Value
Common Stock - 97.2%
Consumer Discretionary - 12.2%
12,150	Advance Auto Parts, Inc.	$846,005
7,600	Amazon.com, Inc. (a)	1,315,560
9,850	Costco Wholesale Corp.	820,702
17,650	NIKE, Inc., Class B	1,700,930
13,800	The Walt Disney Co.	517,500
35,700	Yum! Brands, Inc.	2,106,657
		7,307,354
Consumer Staples - 6.7%
11,900	H.J. Heinz Co.	643,076
9,700	Hansen Natural Corp. (a)	893,758
13,500	Mead Johnson Nutrition Co.	927,855
15,050	PepsiCo, Inc.	998,567
8,150	The Procter & Gamble Co.	543,687
		4,006,943
Energy - 16.9%
28,209	Exxon Mobil Corp.	2,390,995
36,650	Halliburton Co.	1,264,791
14,700	Noble Corp.	444,234
19,600	Occidental Petroleum Corp.	1,836,520
20,350	QEP Resources, Inc.	596,255
41,250	Range Resources Corp.	2,555,025
32,050	Southwestern Energy Co. (a)	1,023,677
		10,111,497
Financial Services - 7.9%
17,790	Berkshire Hathaway, Inc., Class B (a)	1,357,377
3,900	BlackRock, Inc.	695,136
12,950	Greenhill & Co., Inc.	470,992
44,300	TD Ameritrade Holding Corp.	693,295
14,900	Visa, Inc., Class A	1,512,797
		4,729,597
Health Care - 8.2%
46,850	Covidien PLC	2,108,718
43,950	Hospira, Inc. (a)	1,334,762
17,200	Laboratory Corp. of America Holdings (a)	1,478,684
		4,922,164
Materials & Processing - 2.2%
12,450	Praxair, Inc.	1,330,905

Producer Durables - 12.9%
9,750	Automatic Data Processing, Inc.	526,598
12,500	Expeditors International of Washington, Inc.	512,000
23,450	Honeywell International, Inc.	1,274,507
12,550	IHS, Inc., Class A (a)	1,081,308
7,600	MSC Industrial Direct Co.	543,780
10,650	Roper Industries, Inc.	925,165
9,950	United Parcel Service, Inc., Class B	728,241
9,850	United Technologies Corp.	719,937
19,100	Waters Corp. (a)	1,414,355
		7,725,891
Technology - 30.2%
45,100	Adobe Systems, Inc. (a)	1,274,977
19,850	American Tower Corp., Class A	1,191,198
6,850	Apple, Inc. (a)	2,774,250
110,050	Cisco Systems, Inc.	1,989,704
38,900	Citrix Systems, Inc. (a)	2,362,008
2,800	Google, Inc., Class A (a)	1,808,520
27,850	Intel Corp.	675,362
10,000	International Business Machines Corp.	1,838,800
16,800	MICROS Systems, Inc. (a)	782,544
30,600	Microsoft Corp.	794,376
2,350	NeuStar, Inc., Class A (a)	80,300
45,350	QUALCOMM, Inc.	2,480,645
		18,052,684
Total Common Stock (Cost $43,710,300)	58,187,035
Total Investments - 97.2% (Cost $43,710,300)*	$58,187,035
Other Assets & Liabilities, Net – 2.8%	1,700,377
Net Assets – 100.0%	$59,887,412

See Notes to Financial Statements
5

LOU HOLLAND
GROWTH FUND

Schedule of Investments
December 31, 2011

PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $43,908,424 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,458,811
Gross Unrealized Depreciation	(2,180,200)
Net Unrealized Appreciation	$14,278,611

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$58,187,035
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$58,187,035

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

FPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	12.5%
Consumer Staples	6.9%
Energy	17.4%
Financial Services	8.1%
Health Care	8.5%
Materials & Processing	2.3%
Producer Durables	13.3%
Technology	31.0%
100.0%

See Notes to Financial Statements
6

LOU HOLLAND
GROWTH FUND

Statement of Assets and Liabilities
December 31, 2011

ASSETS
Total investments, at value (Cost $43,710,300)	$58,187,035
Cash	2,852,503
Receivables:
Fund shares sold	45,591
Investment securities sold	87,645
Dividends and interest	44,531
Prepaid expenses	14,241
Total Assets	61,231,546
LIABILITIES
Payables:
Investment securities purchased	1,253,388
Accrued Liabilities:
Investment adviser fees	40,059
Trustees’ fees and expenses	30
Fund services fees	10,813
Compliance services fees	1,250
Other expenses	38,594
Total Liabilities	1,344,134
NET ASSETS	$59,887,412

COMPONENTS OF NET ASSETS
Paid-in capital	$45,624,168
Accumulated net realized loss	(213,491)
Net unrealized appreciation	14,476,735
NET ASSETS	$59,887,412
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	2,899,036
Institutional Shares	58,764
A Shares	630
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $58,681,587)	$20.24
Institutional Shares (based on net assets of $1,193,078)	$20.30
A Shares (based on net assets of $12,747)	$20.23
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$21.46

See Notes to Financial Statements
7

LOU HOLLAND
GROWTH FUND

Statement of Operations
For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividend income	$635,612
Interest income	2,960
Total Investment Income	638,572

EXPENSES
Investment adviser fees	487,304
Fund services fees	182,997
Transfer agent fees:
Investor Shares	11,817
Institutional Shares	835
A Shares	264
Distribution fees:
Investor Shares	140,338
A Shares	32
Custodian fees	5,930
Registration fees:
Investor Shares	19,064
Institutional Shares	383
A Shares	2
Professional fees	32,965
Trustees' fees and expenses	1,860
Compliance services fees	25,002
Miscellaneous expenses	29,380
Total Expenses	938,173
Fees waived and expenses reimbursed	(165,986)
Net Expenses	772,187

NET INVESTMENT LOSS	(133,615)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,225,557
Net change in unrealized appreciation (depreciation) on investments	776,188
NET REALIZED AND UNREALIZED GAIN	2,001,745
INCREASE IN NET ASSETS FROM OPERATIONS	$1,868,130

See Notes to Financial Statements
8

LOU HOLLAND
GROWTH FUND

Statements of Changes in Net Assets

For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
OPERATIONS
Net investment loss	$(133,615)	$(109,629)
Net realized gain	1,225,557	1,268,179
Net change in unrealized appreciation (depreciation)	776,188	5,678,823
Increase in Net Assets Resulting from Operations	1,868,130	6,837,373
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Investor Shares	(1,096,475)	(1,269,349)
Institutional Shares	(22,413)	(32,086)
A Shares	(240)	(290)
Total Distributions to Shareholders	(1,119,128)	(1,301,725)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	8,233,881	4,822,845
Institutional Shares	130,290	1,294,688
A Shares	-	10,500
Reinvestment of distributions:
Investor Shares	1,096,058	1,268,874
Institutional Shares	22,413	32,086
A Shares	240	290
Redemption of shares:
1	Investor Shares	(5,507,673)	(7,699,480)
2	Institutional Shares	(102,665)	(340,732)
Increase (Decrease) in Net Assets from Capital Share Transactions	3,872,544	(610,929)
Increase in Net Assets	4,621,546	4,924,719
NET ASSETS
Beginning of Year	55,265,866	50,341,147
End of Year	$59,887,412	$55,265,866
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	399,059	261,853
Institutional Shares	6,137	72,145
A Shares	-	603
Reinvestment of distributions:
Investor Shares	54,858	64,344
Institutional Shares	1,119	1,625
A Shares	12	15
Redemption of shares:
Investor Shares	(265,838)	(422,104)
Institutional Shares	(4,796)	(17,466)
Increase (Decrease) in Shares	190,551	(38,985)

See Notes to Financial Statements
9

LOU HOLLAND
GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2011	2010	2009	2008	2007
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$19.97	$17.94	$12.90	$19.81	$18.65
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)	(0.04)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	0.71	2.55	5.06	(6.86)	1.79
Total from Investment Operations	0.66	2.51	5.04	(6.90)	1.75
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	—	(0.01)
Net realized gain	(0.39)	(0.48)	—	(0.01)	(0.58)
Total Distributions to Shareholders	(0.39)	(0.48)	—	(0.01)	(0.59)
NET ASSET VALUE, End of Year	$20.24	$19.97	$17.94	$12.90	$19.81
TOTAL RETURN	3.33%	14.03%	39.07%	(34.83)%	9.40%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$58,682	$54,128	$50,341	$33,766	$55,703
Ratios to Average Net Assets:
Net investment loss	(0.24)%	(0.22)%	(0.11)%	(0.25)%	(0.19)%
Net expense	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expense (b)	1.64%	1.77%	1.69%	1.71%	1.41%
PORTFOLIO TURNOVER RATE	12%	18%	11%	35%	26%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements
10

LOU HOLLAND
GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended December 31, 2011	March 1, 2010 (a) through December 31, 2010
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$20.00	$17.88
INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.71	2.61
Total from Investment Operations	0.69	2.60
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.39)	(0.48)
NET ASSET VALUE, End of Period	$20.30	$20.00
TOTAL RETURN	3.47%	14.58	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,193	$1,126
Ratios to Average Net Assets:
Net investment loss	(0.09)%	(0.06	)%(d)
Net expense	1.20%	1.20	%(d)
Gross expense (e)	1.49%	1.91	%(d)
PORTFOLIO TURNOVER RATE	12%	18	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements
11

LOU HOLLAND
GROWTH FUND

Financial Highlights

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended December 31, 2011	February 1, 2010 (a) through December 31, 2010
A SHARES
NET ASSET VALUE, Beginning of Period	$19.96	$17.40
INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	0.71	3.08
Total from Investment Operations	0.66	3.04
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.39)	(0.48)
NET ASSET VALUE, End of Period	$20.23	$19.96
TOTAL RETURN (c)	3.33%	17.51	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$13	$12
Ratios to Average Net Assets:
Net investment loss	(0.28)%	(0.22	)%(e)
Net expense	1.40%	1.40	%(e)
Gross expense (f)	10.06%	42.81	%(e)
PORTFOLIO TURNOVER RATE	12%	18	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements
12

LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
December 31, 2011

Note 1. Organization

The Lou Holland Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, Institutional Shares and A Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares commenced operations on April 26, 1996, Institutional Shares commenced operations on March 1, 2010, and A Shares commenced operations on February 1, 2010. The Fund’s investment objective is to seek long term growth of capital, with the receipt of dividend income as a secondary consideration.

On December 16, 2011, the Board of Trustees (the “Board”) of the Trust approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Fund, a series of the Trust, into a newly created series of American Beacon Funds, the American Beacon Holland Large Cap Growth Fund (the “New Fund”). Holland Capital Management LLC (“Holland”), the adviser to the Fund, recommended the Reorganization to the Board. In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”). After the Reorganization, management oversight responsibility for the New Fund will shift from Holland to American Beacon Advisors, Inc. Holland would serve as sub-adviser to the New Fund and manage the portfolio of the New Fund in accordance with the same investment objective and strategies utilized immediately prior to the Reorganization.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

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LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
December 31, 2011

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2011, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than

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LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
December 31, 2011

expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Holland Capital Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee monthly from the Fund at the following annualized rates of 0.85% of the Fund’s average daily net assets up to $500 million, 0.75% of the Fund’s average daily net assets up to the next $500 million and 0.65% of the Fund’s average daily net assets in excess of $1 billion.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for Investor Shares and A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares and A Shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the year ended December 31, 2011, there were no front-end or CDSC sales charges assessed on the sale of A Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through May 1, 2013, to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor Shares. The

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LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
December 31, 2011

Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through May 1, 2012, to the extent necessary to maintain the total operating expenses at 1.20% and 1.40% of the Institutional Shares and A Shares, respectively. Other fund service providers have voluntarily agreed to waive a portion of their fees. These contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2011, fees waived and reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$84,293	$693	$81,000	$165,986

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2011, were $8,463,801 and $6,717,080, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

2011	2010
Ordinary Income	$21,085	$99,530
Long-Term Capital Gain	1,098,043	1,202,195
Total	$1,119,128	$1,301,725

As of December 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	$(15,367)
Unrealized Appreciation	14,278,611
Total	$14,263,244

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $15,367 (realized during the period November 1, 2011 through December 31, 2011). These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2012.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2011. The following reclassification was the result of net operating losses, and distributions in excess of net investment income and capital gains necessary to satisfy excise tax distribution

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LOU HOLLAND
GROWTH FUND

Notes to Financial Statements
December 31, 2011

requirements and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$133,615
Undistributed Net Realized Gain (Loss)	(115,392)
Paid-in-Capital	(18,223)

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

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LOU HOLLAND
GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forum Funds
and the Shareholders of Lou Holland Growth Fund

We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 2009 were audited by other auditors whose report dated February 25, 2010, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lou Holland Growth Fund as of December 31, 2011, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 22, 2012

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LOU HOLLAND
GROWTH FUND

Additional Information (Unaudited)
December 31, 2011

Interim Investment Advisory Agreement Renewal

At the December 16, 2011 Board meeting, the Board, including the Independent Trustees, considered renewal of the investment advisory agreement between Holland Capital Management LLC and the Trust, on behalf of the Fund (the “Advisory Agreement”), for an interim period through April 30, 2012. The Board noted that shareholders are scheduled to consider the proposed reorganization of the Fund into a corresponding American Beacon Fund at a shareholder meeting to be held in March 2012 and, if approved by shareholders, the Fund would reorganize into the American Beacon Fund on or about March 23, 2012. Accordingly, the Board determined it would be in the best interest of shareholders for the Board to consider renewing the Advisory Agreement for an interim period.

In connection with the interim renewal, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board meetings, including the presentation by representatives of the Adviser at the September 16, 2011 meeting. The Board considered several factors at its December 2011 meeting but did not identify any particular information as most relevant to its consideration of the renewal of the Advisory Agreement, and each Trustee may have afforded different weight to the different factors.

The Board determined that certain factors typically considered in connection with an annual renewal, such as the profits to be realized by the Adviser and its affiliates from the relationship with the Fund and the performance of the Fund as compared to its peers, were not material under the circumstances to the proposed interim renewal of the Advisory Agreement. Thus, in determining whether to renew the Advisory Agreement on an interim basis, the Trustees considered other factors, as summarized below, and the best interests of the Fund.

Economies of Scale

The Board considered that any economies of scale relevant to the Fund had not changed since the Board’s last consideration of the Advisory Agreement. Thus, the Board recognized that such economies, to the extent relevant, were already factored into the Adviser’s fee rate schedule for the Fund. The Board also noted that Fund shareholders would soon consider whether to reorganize the Fund into a corresponding American Beacon Fund, including based on potential additional economies of scale that the Fund may enjoy from such reorganization.

Cost of Services

The Board considered that the Adviser's fee rate schedule for the Fund had not changed since the last contract renewal and that the same fee rate schedule would apply during the interim period.

Nature, Extent and Quality of Services

The Board considered that during the interim period, the Adviser would continue to provide the same services to the Fund as it has provided under the Advisory Agreement and noted that those services appeared to be of high quality. Based on this information, the Board concluded that the nature, extent and quality of the management services provided by the Adviser were appropriate for the Fund and, thus, supported a decision to renew the Advisory Agreement on an interim basis.

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LOU HOLLAND
GROWTH FUND

Additional Information (Unaudited)
December 31, 2011

Investment Performance

The Board considered the Fund’s performance reports and its discussions with management throughout the year regarding the performance of the Fund. The Board determined that, under the circumstances, the Adviser’s management of the Fund during the interim period could benefit the Fund and its shareholders. Based on its review, the Board approved the renewal of the Advisory Agreement between Forum Funds and Holland Capital Management LLC, with respect to the Fund, on an interim basis through April 30, 2012.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 295-9779, on the Fund's website at www.hollandcap.com/lhgf.html and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 295-9779 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

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LOU HOLLAND
GROWTH FUND

Additional Information (Unaudited)
December 31, 2011

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$961.97	$6.68	1.35%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.40	$6.87	1.35%
Institutional Shares
Actual	$1,000.00	$962.97	$5.94	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.16	$6.11	1.20%
A Shares
Actual	$1,000.00	$961.96	$6.92	1.40%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.15	$7.12	1.40%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 295-9779.

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LOU HOLLAND
GROWTH FUND

Additional Information (Unaudited)
December 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	22	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.	22	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	22	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, Kansas City Mo. since 2008, Senior Vice President & General Counsel, American Century Companies 1998-2008	22	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	22	Director, Wintergreen Fund, Inc.
1 Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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LOU HOLLAND
GROWTH FUND

Additional Information (Unaudited)
December 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A

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TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis (Unaudited)	8
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Additional Information (Unaudited)	24

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Dear Fellow Shareholder,

Market volatility was the dominant influence on 2011 results, as first and fourth quarter gains were offset by second and third quarter underperformance. In anticipation of this volatility during 2011, the investment strategy for the Polaris Global Value Fund (the "Fund") was to be more defensive, selling industrial and material companies, holding cash and adding positions in healthcare, consumer staples and consumer discretionary. Although the Fund's annual results were positively impacted by defensive holdings, the Fund lagged the benchmark Morgan Stanley Capital International World Index (the “MSCI World Index”), net, posting a return of -8.16% versus the benchmark's -5.54%.

The Fund was impacted by an underweight position in the U.S. relative to the benchmark and weakness in financial, industrial and information technology sectors. U.S. financials experienced a strong rebound in the fourth quarter, with projections for growth in 2012. The following table summarizes total returns through December 31, 2011.

	2011					Annualized As of December 31, 2011
	YTD	QIV	QIII	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	-8.16%	7.05%	-18.91%	-0.07%	5.86%	-8.16%	14.49%	-4.96%	7.26%	7.03%	9.41%	8.46%
MSCI World Index	-5.54%	7.59%	-16.61%	0.47%	4.80%	-5.54%	11.13%	-2.37%	3.62%	4.20%	5.81%	5.27%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39%. Quarter end expense ratio is 1.37%; this ratio is based on amounts incurred during the most recent quarter, divided by the average assets for the period multiplied by 365 and divided by the number of days in the quarter. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. See page 5 for additional disclosure. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The table above shows that the Fund’s long-term performance has generally exceeded benchmark returns. The Fund has achieved these returns with lower market risk, as measured by the beta statistic of 0.93 since the Fund’s inception (volatility measurement relative to the MSCI World Index).

2011 PERFORMANCE ANALYSIS:

Healthcare was the top sector contributor to performance, with Questcor Pharmaceuticals, Inc. offering triple-digit returns as Acthar prescriptions rose for treatment of multiple sclerosis and nephrotic syndrome. Questcor’s management decision to increase its sales force from 20+ people to 85 in late 2010 began to produce results; new sales generation and physician prescriptions are starting to offset overhead and salaries. The full potential of these sales professionals has yet to be realized, which indicates a promising company story for 2012.

1

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

Quest Diagnostics, Inc.'s stock price increased after announcing that (1) the CEO will be stepping down in six months time, with a planned transition process in place; and (2) in an effort to demonstrate the company's shareholder focus, the company announced in October 2011 that it increased the quarterly cash dividend* to $0.17 per share, a 70% increase from the prior quarter’s $0.10 per share dividend level.

Insurers UnitedHealth Group, Inc. and Wellpoint, Inc. posted positive returns, as the new trend toward higher deductible plans caused healthcare patients to be more economical in use of medical services. Medical cost ratios were lower, which helped to control premium and medical costs for their customers and the insurance companies.

The Fund's consumer discretionary holdings were buoyed by children's apparel marketer Carter's Inc., which reported strong revenue growth and market share gains in the third quarter. The abnormal spike in cotton prices in 2010 fell back in 2011. Carter’s solid brand name in baby clothing helped sustain profitability despite raw material price volatility.

British homebuilders posted strong performance throughout, as Taylor Wimpey PLC, Bellway PLC, Barratt Development PLC and Persimmon PLC capitalized on U.K. new home price stability due to increased production of single-family residences coupled with low interest rates. We believe these stocks remain undervalued, at 60-70% below their 2007 peaks. As cash flow generation picks up and earnings improve, investors will regain confidence in this sector and we expect to see a recovery in stock prices.

As we pointed to in the early part of 2011, consumer staples stocks had good long-term stability, good business models and growth prospects. Although the sector was negatively impacted in the first quarter due to Japanese domestic holdings impinged by the tsunami/earthquake, consumer staples rebounded strongly in the ensuing months, leading to a positive annual contribution. In particular, The J.M. Smucker Co. benefited from its acquisition of Miami-based Rowland Coffee Roasters, while H.J. Heinz Co. boosted long-term guidance on robust emerging market growth.

Nearly half of the Fund's decline was attributable to financials, as both U.S. and international banking institutions suffered under continued macro-economic stressors and the European debt crisis. In particular, Southwest Bancorp, Inc. retracted substantially throughout the year due to continued high loan loss provisions and a concentration of commercial real estate. Southwest resolved many of its non-performing loans by year end, but such effort was not reflected in the stock price. We continue to believe the bank is well positioned geographically, benefiting from expansion into the healthcare industry.

For the last three-plus years, U.S. banks have been recapitalizing and problem solving to the extent that the sector seems to have reached an inflection point, with new problems abating and earnings trending upward. U.S. banks entered problems earlier and are two to three years ahead of their European counterparts, as many foreign countries are now beginning to recognize problems related to sovereign debt and refinancing constraints. Cognizant of this timeline, the Fund reduced its weighting in European financials over the past few years. As we have done with U.S. financials, we will monitor the situation in Europe, and as the crisis resolves, we will attempt to time our entry back into European financials on a judicious basis.

Among our current European holdings, U.K.-based Lloyds Banking Group PLC and Belgian KBC Groep NV underperformed for the year on expectations of higher capital requirements. DNB ASA also fell with Nordic peers although it was one of the best Nordic performers over the past year.

2

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

In industrials, shipping companies were negatively impacted by concerns of recession in some European countries. Shipping and trading volumes usually grow at a factor above gross domestic product (GDP) growth; when GDP growth dropped (or looked to turn negative), expectations were lowered for a recovery in shipping rates. Additionally, China announced new ship builds, adding a glut of supply to an already weak sector.

Company-specific concerns led to some sell decisions during the year. However, most stocks retained their fundamental strengths, but declined due to deterioration in macro-economic conditions and country- or sector-specific events. To further elaborate on this point, we would like to provide a few examples:

The global market decline attributable to the Standard & Poor's U.S. credit downgrade and European sovereign debt crisis had a direct impact on global financials. Investor pessimism about the sector extended to both international and U.S. banks, depressing stock prices of even fundamentally-strong organizations. One such example would be DNB ASA, which offered good earnings throughout the year. DNB ASA remains an attractive portfolio holding, as the Norwegian bank is 50% government owned (eliminating some of the downside risk) and its loan portfolio is well diversified. Yet, the stock declined during the year. We expect that when investors discover the basic company strengths, note the influx of liquidity/overnight deposits as more investors move money to DNB ASA from higher-risk institutions (in Greece and France), the stock price will likely return to more normalized levels.

On a country basis, YIT Oyj declined due to the overall negative bias in the Finnish market (down nearly 31% for the year). However, YIT remains fundamentally sound, benefitting from growth in its stable service and maintenance division. It also maintains a smaller international construction division that is a leader in the Russian housing market. YIT posted strong earnings throughout the year but was down nearly 33% in line with the Finnish market. The poor Finnish market performance also impacted Konecranes Oyj, which declined despite a growing order book.

In Italy, Trevi Finanzaria Industriale SpA declined along with the Italian market. Trevi’s results were in line with market expectations. However, when Trevi's competitors reported potential weakness in the foundation engineering equipment and services business, Trevi was negatively impacted. Investors ignored Trevi's well-maintained order book levels and the company's strength in its oil drilling division -- all of which should have distinguished Trevi from other construction stocks.

In summary, Fund performance was justifiably impacted by deterioration in fundamentals in some businesses. In other cases, performance was negatively affected by country or sector factors that were inconsistent with the business fundamentals of the Fund’s investments.

FULL YEAR 2011 ASSET ALLOCATION:

During the year, the Fund sold holdings in companies that had reached their valuation limits or where analysis revealed deterioration in individual company fundamentals. In the first quarter, we sold five stocks that reached their respective sell prices. The cash proceeds were used to purchase one new consumer discretionary stock and increase weightings in defensive names.

Remaining cash from first quarter sales was deployed to five new companies in the second quarter, each of which offered inexpensive valuations, stable cash flow and good management execution. Purchases included a German telecom
3

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

provider, a Hong Kong water utility, an Israeli pharmaceutical company, a French oil exploration and production company and a U.S. technology company.

In the third quarter, we sold two industrials that had reached their valuation limits on positive news of takeovers (Demag Cranes AG and Tognum AG). These sales allowed us to increase our holdings in one consumer staples stock and establish a new position in a U.S. pharmaceutical company.

In the fourth quarter, we sold two Japanese stocks including a shipping company and an electric utility, as well as a Korean phone operator. While we did not institute any new purchases during the fourth quarter, we increased our positions in some promising holdings, most notably Infosys, an Indian global technology services company.

Our research pipeline has identified a significantly larger number of global companies trading at attractive valuations than at any time since early 2009.  We are optimistic about the companies currently appearing in our investment analysis, and continue to conduct extensive on-the-ground research of stock candidates. We expect to make new purchases carefully to pursue maximum upside potential. The following table shows the Fund’s asset allocation at December 31, 2011.

  Polaris Global Value Fund Asset Allocation
	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	43.91%	1.53%	3.21%	3.19%	4.66%	2.26%	3.69%	8.44%	11.79%	2.52%	2.61%	0.00%
Japan	9.19%	0.00%	0.00%	1.61%	0.90%	0.00%	5.40%	0.00%	0.00%	0.00%	1.27%	0.00%
Other Asia	7.31%	1.14%	0.65%	1.46%	0.00%	0.00%	0.00%	0.00%	0.70%	3.34%	0.00%	0.00%
Europe	28.11%	1.09%	0.00%	6.59%	1.31%	8.03%	1.87%	3.38%	3.48%	1.07%	1.30%	0.00%
Scandinavia	8.79%	0.00%	0.00%	0.00%	3.14%	1.61%	0.00%	0.00%	4.04%	0.00%	0.00%	0.00%
Africa & S. America	2.73%	1.61%	0.00%	1.12%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Cash	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Industry Totals	100.00%	5.36%	3.87%	13.98%	10.01%	11.90%	10.95%	11.82%	20.00%	6.94%	5.18%	0.00%

    Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

We remain convinced of our "mixed" global economic outlook. This is not an economy where all sectors and all countries are growing simultaneously. Juxtapose the strength of the U.S. energy sector (boosted by shale gas) with U.S. homebuilders, which stagnate under foreclosures. We see no reason to change our outlook in the face of concerns about sovereign debt and financing problems experienced worldwide. These problems took years to accumulate, and won't be resolved over a short period.

However, there is an underlying base of solid demand and economic growth in emerging countries and the U.S. Nearly 40% of the world's equity capital comes from the U.S., with strong GDP growth from BRIC countries (Brazil, Russia, India and China). We expect that modest U.S. growth will provide the impetus to recovery in developed foreign markets.

4

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

In meetings with hundreds of companies during the past year, we witnessed pessimistic attitudes evolve into slightly positive projections, based on resumption of modest growth in capital spending in the U.S. and consumption growth in emerging markets. When people receive their paychecks, most of that money will be spent on mortgage/rent, food, utilities and discretionary items such as cell phone bills and clothing. That base of demand won't go away, and we believe that retail demand is marginally growing in the U.S., with stronger growth in emerging countries.

Demand is also evident on the commercial side, with big business renewing capital expenditures on everything from product raw materials to research/development and sales/marketing. We believe that capital spending may trend higher, as corporations reinvest cash flow to further develop their businesses.

However, negative news at the macro level will continue to permeate many markets, particularly in the first half of 2012, producing mispriced stocks and buying opportunities. We have recently increased our cash position in order to buy into this longer-term economic story at lower prices.

Investors should anticipate ongoing volatility, with fluctuation in equity and bond markets for the days, weeks, months and quarters ahead. Rather than be surprised and react emotionally to negative news, we encourage investors to capitalize on markets declines, using these periods to dollar cost average and rebalance existing portfolios or add new money. We take this advice to heart, as our team manages the Fund with the same methodology by selling companies in up markets as they reach our valuation limits, waiting patiently for down markets and then buying new stocks at good valuations.

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.
Portfolio Manager

* Dividend data does not represent that of the Fund.

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involves risk and is not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. Since Inception, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

5

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

6

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2011

As of December 31, 2011, the Fund’s largest equity holdings and the percentages they represent in the Fund’s total net assets are presented in the following table. Please note management generally constructs an equally weighted portfolio that we believe provides better overall diversification.

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Carter's Inc.	2.22%	Asahi Group Holdings, Ltd.	1.76%
Questor Pharmaceuticals, Inc.	2.13%	Mac-Gray Corp.	1.75%
Samsung Electronics Co., Ltd.	2.07%	Allete, Inc.	1.70%
Nichirei Corp.	1.92%	UnitedHealth Group, Inc.	1.69%
The J.M. Smucker Co.	1.85%	Persimmon PLC	1.66%
Greencore Group PLC	1.83%	The Chubb Corp.	1.65%
Praxair, Inc.	1.80%	Quest Diagnostics, Inc.	1.64%
Ameris Bancorp	1.78%	Independent Bank Corp.	1.63%
Bellway PLC	1.78%	MEIJI Holdings Co., Ltd.	1.63%
H.J. Heinz Co.	1.77%	AMETEK, Inc.	1.62%

The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The MSCI World Index is unmanaged and includes the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index.

The views in this letter were those of the Fund manager as of December 31, 2011, and may not reflect the views of the manager on the date this letter is published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2011	-8.16%	-5.54%	2000	-5.82%	-13.18%
2010	20.64%	11.76%	1999	16.50%	24.93%
2009	35.46%	29.99%	1998	-8.85%	24.34%
2008	-46.19%	-40.71%	1997	34.55%	15.76%
2007	-3.97%	9.04%	1996	23.34%	13.48%
2006	24.57%	20.07%	1995	31.82%	20.72%
2005	10.52%	9.49%	1994	-2.78%	5.08%
2004	23.63%	14.72%	1993	25.70%	22.50%
2003	47.06%	33.11%	1992	9.78%	-5.23%
2002	3.82%	-19.89%	1991	17.18%	18.28%
2001	2.21%	-16.82%	1990	-11.74%	-17.02%

7

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) DECEMBER 31, 2011

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, Morgan Stanley Capital International World Index ("MSCI World Index"), over the past ten fiscal years. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.39%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Annual Total Return as of 12/31/11	One Year	Five Year	Ten Year
Polaris Global Value Fund	-8.16%	-4.96%	7.26%
MSCI World Index	-5.54%	-2.37%	3.62%

Investment Value on 12/31/11
Polaris Global Value Fund	$20,153
MSCI World Index	$14,266

8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
Common Stock - 98.4%
Australia - 1.4%
30,900	BHP Billiton, Ltd., ADR	$2,182,467

Belgium - 1.0%
20,044	KBC Groep NV	252,441
15,936	Solvay SA, Class A	1,312,999
		1,565,440
Canada - 1.3%
88,837	Methanex Corp.	2,033,550

Finland - 3.1%
46,488	Kone Oyj, Class B	2,412,701
38,520	Konecranes Oyj	724,885
95,793	YIT Oyj	1,534,874
		4,672,460
France - 3.7%
19,265	Christian Dior SA	2,284,179
106,100	Etablissements Maurel et Prom	1,614,883
22,254	Imerys SA	1,025,072
62,939	Transgene SA (a)	627,233
		5,551,367
Germany - 7.8%
26,900	BASF SE	1,876,199
168,900	Deutsche Telekom AG	1,937,879
48,400	Hannover Rueckversicherung AG	2,400,744
15,900	Muenchener Rueckversicherungs AG, Class R	1,950,438
77,500	Symrise AG	2,068,277
35,550	Wincor Nixdorf AG	1,588,746
		11,822,283
Hong Kong - 0.6%
1,608,000	Guangdong Investment, Ltd.	975,160

India - 1.9%
35,905	Infosys, Ltd., ADR	1,844,799
16,400	State Bank of India, GDR	999,997
		2,844,796
Ireland - 4.1%
104,342	CRH PLC	2,074,286
3,406,033	Greencore Group PLC	2,777,204
239,393	Smurfit Kappa Group PLC (a)	1,446,927
		6,298,417
Israel - 1.3%
49,300	Teva Pharmaceutical Industries, Ltd., ADR	1,989,748

Italy - 0.9%
206,850	Trevi Finanziaria Industriale SpA	1,316,090

Japan - 9.0%
121,400	Asahi Group Holdings, Ltd.	2,665,532
321,120	Iino Kaiun Kaisha, Ltd.	1,347,561
295	KDDI Corp.	1,897,168
59,616	MEIJI Holdings Co., Ltd.	2,474,641
602,000	Nichirei Corp.	2,917,318
1,189,000	Showa Denko KK	2,409,822
		13,712,042
Nigeria - 0.2%
106,100	Maurel & Prom Nigeria (a)	267,774

Norway - 1.3%
198,296	DNB ASA	1,941,234

South Africa - 2.7%
1,528,605	Metorex, Ltd. (a)	1,673,928
50,270	Sasol, Ltd.	2,400,615
		4,074,543
South Korea - 2.1%
3,427	Samsung Electronics Co., Ltd.	3,147,366

Sweden - 4.3%
305,200	Duni AB, Class A	2,394,751
107,502	Investor AB, Class B	2,005,690
78,200	Svenska Handelsbanken AB, Class A	2,056,684
		6,457,125
Switzerland - 1.6%
42,300	Novartis AG	2,418,301

Thailand - 1.1%
921,550	Thai Oil PCL	1,708,738

United Kingdom - 7.2%
1,409,202	Barratt Developments PLC (a)	2,033,108

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

Shares	Security Description	Value
United Kingdom - (continued)
228,630	BBA Aviation PLC	$632,011
243,588	Bellway PLC	2,695,332
1,436,273	Lloyds Banking Group PLC (a)	577,819
346,258	Persimmon PLC	2,527,372
4,178,040	Taylor Wimpey PLC (a)	2,433,186
		10,898,828
United States - 41.8%
61,600	Allete, Inc.	2,585,968
262,650	Ameris Bancorp (a)	2,700,042
58,509	AMETEK, Inc.	2,463,229
152,404	Astoria Financial Corp.	1,293,910
208,267	Brooks Automation, Inc.	2,138,902
84,851	Carter's, Inc. (a)	3,377,918
169,774	Colony Bankcorp, Inc. (a)	383,689
62,200	Forest Laboratories, Inc. (a)	1,882,172
308,214	Frontier Communications Corp.	1,587,302
27,667	General Dynamics Corp.	1,837,366
49,800	H.J. Heinz Co.	2,691,192
63,238	Hewlett-Packard Co.	1,629,011
90,924	Independent Bank Corp.	2,481,316
112,063	International Bancshares Corp.	2,054,675
193,065	Mac-Gray Corp.	2,662,366
49,582	Marathon Oil Corp.	1,451,265
24,791	Marathon Petroleum Corp.	825,292
36,344	NextEra Energy, Inc.	2,212,623
52,400	Peoples Bancorp, Inc.	776,044
25,565	Praxair, Inc.	2,732,899
42,933	Quest Diagnostics, Inc.	2,492,690
77,801	Questcor Pharmaceuticals, Inc. (a)	3,234,966
177,097	Southwest Bancorp, Inc. (a)	1,055,498
36,255	The Chubb Corp.	2,509,571
36,000	The J.M. Smucker Co.	2,814,120
50,684	UnitedHealth Group, Inc.	2,568,665
129,700	Univest Corp. of Pennsylvania	1,898,808
57,551	Verizon Communications, Inc.	2,308,946
119,838	Webster Financial Corp.	2,443,497
36,600	WellPoint, Inc.	2,424,750
		63,518,692
Total Common Stock (Cost $176,346,338)	149,396,421

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$32,571	Middlesex Federal Savings Bank	1.00%	11/26/12	$32,571
32,483	Stoneham Savings Bank	0.60	11/24/12	32,482
Total Certificates of Deposit (Cost $65,053)	65,053
Total Short-Term Investments (Cost $65,053)	65,053
Total Investments - 98.4% (Cost $176,411,391)*	$149,461,474
Other Assets & Liabilities, Net – 1.6%	2,387,216
Net Assets – 100.0%	$151,848,690

ADR	American Depository Receipt
GDR	Global Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is $178,172,490 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$25,761,949
Gross Unrealized Depreciation	(54,472,965)
Net Unrealized Depreciation	$(28,711,016)

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Australia	$2,182,467	$-	$-	$2,182,467
Belgium	1,565,440	-	-	1,565,440
Canada	2,033,550	-	-	2,033,550
Finland	4,672,460	-	-	4,672,460
France	5,551,367	-	-	5,551,367
Germany	11,822,283	-	-	11,822,283
Hong Kong	975,160	-	-	975,160
India	2,844,796	-	-	2,844,796
Ireland	6,298,417	-	-	6,298,417
Israel	1,989,748	-	-	1,989,748
Italy	1,316,090	-	-	1,316,090
Japan	13,712,042	-	-	13,712,042
Nigeria	267,774	-	-	267,774
Norway	1,941,234	-	-	1,941,234
South Africa	4,074,543	-	-	4,074,543
South Korea	3,147,366	-	-	3,147,366
Sweden	6,457,125	-	-	6,457,125
Switzerland	2,418,301	-	-	2,418,301
Thailand	-	1,708,738	-	1,708,738
United Kingdom	10,898,828	-	-	10,898,828
United States	63,518,692	-	-	63,518,692
Certificates of Deposit	-	65,053	-	65,053
Total Investments At Value	147,687,683	1,773,791	-	149,461,474
Total Assets	$147,687,683	$1,773,791	$-	$149,461,474

Liabilities
Other Financial Instruments**
Forward Currency Contracts	-	(1,543)	-	(1,543)
Total Liabilities	$-	$(1,543)	$-	$(1,543)

** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2011

AFAPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	11.9%
Consumer Staples	10.9%
Energy	5.5%
Financials	19.9%
Health Care	11.8%
Industrials	10.0%
Information Technology	6.9%
Materials	13.9%
Telecommunication Services	5.2%
Utilities	3.9%
Short-Term Investments	0.1%
100.0%

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011

ASSETS
Total investments, at value (Cost $176,411,391)	$149,461,474
Foreign currency (Cost $11,565)	11,565
Receivables:
Fund shares sold	2,523,617
Investment securities sold	111,047
Dividends and interest	512,629
Prepaid expenses	10,142
Total Assets	152,630,474

LIABILITIES
Unrealized loss on forward currency contracts	1,543
Payables:
Fund shares redeemed	211,885
Distributions payable	61,693
Foreign capital gains tax payable	83,493
Due to custodian	218,218
Accrued Liabilities:
Investment adviser fees	129,118
Trustees’ fees and expenses	80
Fund services fees	39,258
Compliance services fees	2,083
Other expenses	34,413
Total Liabilities	781,784

NET ASSETS	$151,848,690

COMPONENTS OF NET ASSETS
Paid-in capital	$289,759,761
Undistributed net investment income	1,738,468
Accumulated net realized loss	(112,609,597)
Net unrealized depreciation	(27,039,942)
NET ASSETS	$151,848,690
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	11,935,717
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.72
*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $395,908)	$4,271,307
Interest income	3,175
Total Investment Income	4,274,482

EXPENSES
Investment adviser fees	1,739,647
Fund services fees	453,133
Custodian fees	32,638
Registration fees	19,573
Professional fees	51,628
Trustees' fees and expenses	5,816
Compliance services fees	25,040
Miscellaneous expenses	39,359
Total Expenses	2,366,834

NET INVESTMENT INCOME	1,907,648

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,227,256
Foreign capital gains taxes	(20,203)
Foreign currency transactions	(155,571)
Net realized gain	5,051,482
Net change in unrealized appreciation (depreciation) on:
Investments	(20,429,694)
Deferred foreign capital gains taxes	(83,493)
Foreign currency translations	(12,875)
Net change in unrealized appreciation (depreciation)	(20,526,062)
NET REALIZED AND UNREALIZED LOSS	(15,474,580)
DECREASE IN NET ASSETS FROM OPERATIONS	$(13,566,932)

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31,
	2011	2010
OPERATIONS
Net investment income	$1,907,648	$1,628,354
Net realized gain (loss)	5,051,482	(9,492,066)
Net change in unrealized appreciation (depreciation)	(20,526,062)	42,256,658
Increase (Decrease) in Net Assets Resulting from Operations	(13,566,932)	34,392,946

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,595,224)	(2,012,912)

CAPITAL SHARE TRANSACTIONS
Sale of shares	7,887,984	11,634,190
Reinvestment of distributions	1,533,492	1,931,922
Redemption of shares	(30,889,356)	(48,899,792)
Redemption fees	5,524	29,239
Decrease in Net Assets from Capital Share Transactions	(21,462,356)	(35,304,441)
Decrease in Net Assets	(36,624,512)	(2,924,407)

NET ASSETS
Beginning of Year	188,473,202	191,397,609
End of Year (Including line (a))	$151,848,690	$188,473,202

SHARE TRANSACTIONS
Sale of shares	604,481	929,098
Reinvestment of distributions	120,558	137,994
Redemption of shares	(2,251,882)	(3,916,671)
Decrease in Shares	(1,526,843)	(2,849,579)

(a) Undistributed net investment income.	$1,738,468	$1,584,508

See Notes to Financial Statements.	15

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended December 31,
	2011	2010		2009		2008		2007

NET ASSET VALUE, Beginning of Year	$14.00	$11.73		$8.66		$17.51		$19.98
INVESTMENT OPERATIONS
Net investment income (a)	0.15	0.11		0.09		0.25		0.20
Net realized and unrealized gain (loss)	(1.29)	2.31		2.98		(8.41)		(0.94)
Total from Investment Operations	(1.14)	2.42		3.07		(8.16)		(0.74)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.14)	(0.15)		—	(b)	(0.31)		(0.26)
Net realized gain	—	—		—		(0.38)		(1.49)
Total Distributions to Shareholders	(0.14)	(0.15)		—		(0.69)		(1.75)
REDEMPTION FEES (a)	— (b)	—	(b)	—	(b)	—	(b)	0.02
NET ASSET VALUE, End of Year	$12.72	$14.00		$11.73		$8.66		$17.51
TOTAL RETURN	(8.16)%	20.64%		35.46%		(46.19)%		(3.97)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$151,849	$188,473		$191,398		$176,263		$602,703
Ratios to Average Net Assets:
Net investment income	1.10%		0.89%		0.91%	1.74%			0.99%
Net expense	1.36%		1.38%		1.45%	1.43%			1.19%
Gross expense	1.36%	1.39	%(c)	1.46	%(c)	1.43	%(c)	1.19	%(c)
PORTFOLIO TURNOVER RATE	12%		10%		22%	16%			46%

(a)								Calculated based on average shares outstanding during each year.
(b)								Less than $0.01 per share.
(c)								Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	16

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

17

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2011, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the year ended December 31, 2011, the Fund entered into an aggregated total notional value of $24,046,226 of forward currency contracts.

The values of each individual forward currency contract outstanding in the Fund as of December 31, 2011, are disclosed in the table below.

Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
(8,547,271)	Japanese Yen	01/04/12	$109,510	$(1,543)

18

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Derivatives Transactions - The Fund’s use of derivatives during the year ended December 31, 2011, was limited to forward currency contracts. The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Fund.

The location on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives

Forward Currency Contracts
	Unrealized gain on forward currency contracts	$-	Unrealized loss on forward currency contracts	$(1,543)

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended December 31, 2011, by the Fund are recorded in the following locations on the Statement of Operations:

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Forward Currency Contracts	Realized Gain (Loss) – Foreign currency transactions and Change in Unrealized Appreciation (Depreciation) – Foreign currency translations	$3,360	$(1,543)

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended December 31, 2011, remain

19

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the year ended December 31, 2011, the Fund did not make any payments under the Shareholder Service Plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for

20

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2011, were $21,525,900 and $45,216,882, respectively.

Note 5. Federal Income Tax and Investment Transactions

Distributions during the fiscal year ended December 31, 2011, were characterized for tax purposes as follows:

2011	2010
Ordinary Income	$1,595,224	$2,012,912

As of December 31, 2011, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$1,747,529
Capital and Other Losses	(110,859,102)
Unrealized Depreciation	(28,799,498)
Total	$(137,911,071)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

As of December 31, 2011, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$36,071,788	$59,164,411	$15,622,903

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2011. The following reclassification was the result of currency gain/loss and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(158,464)
Undistributed Net Realized Gain (Loss)	158,464

21

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2011

Note 6. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Polaris Global Value Fund

We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2007 were audited by other auditors whose report dated February 26, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polaris Global Value Fund as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 22, 2012

23

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011, through December 31, 2011.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2011	December 31, 2011	Period*	Ratio*
Actual	$1,000.00	$868.14	$6.50	1.38%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.25	$7.02	1.38%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 54.33% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.14% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com.

25

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	22	0
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.	22	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	22	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience, Kansas City Mo. since 2008, Senior Vice President & General Counsel, American Century Companies 1998-2008	22	0
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	22	Director, Wintergreen Fund, Inc.
1Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

26

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION (Unaudited) DECEMBER 31, 2011

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.	N/A	N/A

27

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ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $59,000 in 2010 and $54,500 in 2011.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2010 and $0 in 2011.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $12,000 in 2010 and $12,000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2010 and $0 in 2011. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	February 24, 2012

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 24, 2012